Exhibit 28.2



                      UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                       Washington, D.C. 20549





                                                FORM 11-K
                                            ANNUAL REPORT


          X ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                             For the fiscal year ended December 31, 1993

                                                 OR

               TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                    Commission file number 0-7931



                                  FIRST COMMERCE CORPORATION
                              SUPPLEMENTAL TAX-DEFERRED SAVINGS PLAN
                                     (Full title of the plan)



                                     FIRST COMMERCE CORPORATION
           (Name of the issuer of the securities held pursuant to the plan)


                                         210 Baronne Street
                                    New Orleans, Louisiana  70112
                               (address of principal executive office)